SAV                                           Seven Angels Ventures, LLC
Seven Angels Ventures                                   751 Seventh Ave.
                                                                 Suite G
                                                     San Diego, CA 92101
                                                      Ph. (619) 508-1301
                                                      Fax (253) 295-6968


    PERCENTAGE INTEREST PURCHASE AND ACQUISITION AGREEMENT BY
AND BETWEEN EPIC FINANCIAL CORP.  AND SEVEN ANGELS VENTURES, LLC

     This Percentage Interest and Acquisition Agreement (the
"Agreement") is dated as of October 13, 2003, by and among Seven
Angels Ventures, LLC ("SAV") and Epic Financial Corp., a Nevada corporation ("Epic Financial").

                            RECITALS

     A. Sellers own all of SAV. SAV operates a holding company.

     B. Epic Financial is a financial services holding company focused on acquiring established and high-growth financial services enterprises.

     C. Epic Financial desires to acquire 10% (ten percent)
Interest in SAV, and Sellers desire to sell such percentage interest to Epic Financial on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                           ARTICLE ONE

     1. PURCHASE AND SALE.

     1.1. Interest to be Purchased. Subject to the terms and conditions in this Agreement, at the Closing Sellers will sell, assign, transfer and deliver to Epic Financial 10% Interest in SAV owned by Sellers, and Epic Financial will purchase the Sellers' Interest from the Sellers. Upon the Closing, Epic Financial will acquire 10% Interest in SAV.

     1.2. Purchase Price of Interest. As consideration for the sale of the Sellers' Interest, Epic Financial shall deliver to Sellers, collectively, 500,000 (five hundred thousand) shares of Epic Financial common stock (the "Purchaser's Shares). The parties acknowledge and agree that the number of Purchaser's Shares delivered as the Purchase Price ("Purchase Price") is a fixed number of Purchaser's Shares and shall not be increased or decreased, even if the market price of the Purchaser's Shares fluctuates.

     1.3. Payment of Purchase Price by Epic Financial. SAV's receipt of the Purchase Price will be performance-based such that after Epic Financial's initial payment of 133,000 shares of Epic Financial common stock, Epic Financial will deliver to SAV a number of shares proportionate (one-to-one basis) to contract value for every contract that SAV closes, up to an additional 367,000 additional Epic Financial shares.


                           ARTICLE TWO

     2. SELLER'S REPRESENTATIONS AND WARRANTIES. SAV hereby makes the following representations and warranties to Epic Financial:

          2.1. Organization. SAV is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, duly authorized to carry on the business presently conducted by it, with its principal place of business at 751 Seventh Avenue, San Diego, CA 92101.

          2.2. Authority and Enforceability. SAV has taken all necessary corporate action on its part as may be required to authorize the execution, delivery and performance of this Agreement on its behalf. Seller has the capacity to enter into, execute, deliver and perform this Agreement. This Agreement constitutes the valid and legally binding obligation of SAV, enforceable in accordance with the terms hereof, subject as to enforceability to bankruptcy, insolvency, reorganization and other laws and judicial decisions of general applicability relating to or affecting creditor's rights and subject to the availability of equitability remedies and the application of equitable principles.

          2.3. No Breach or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate or conflict with
(a) to SAV's knowledge, any law to which SAV is subject; or (b) any agreement, whether oral or written, to which SAV is a party.

          2.4. Title to Assets. SAV owns good and marketable title to all of its assets and the assets are free and clear of all Liens other than the Permitted Encumbrances.

          2.5. Title to Percentage Interest. SAV is the owner, beneficially and of record, of the Sellers' Interest, free and clear of any Liens. The ownership percentage with respect to each Seller is as follows: Justin Keener 50% ownership of SAV; Arlington Holdings Ltd. 50%, which represents 100% ownership of SAV (the "Ownership Interest").

          2.6. ERISA. SAV has no program or plan subject to the Employee Retirement Income Security Act of 1974, as amended.

          2.7. Absence of Specified changes. Since October 5,
2003, there has not been any:

       (a) transaction by SAV, except in the ordinary course of business;

       (b)  capital expenditure by SAV exceeding $10,000;

       (c) material adverse change in the financial condition, liabilities, assets, or business of SAV;

       (d) change in accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) of SAV;

       (e) increase in the salary or other compensation payable or to become payable by SAV to any of SAV's Employees or commitment or obligation of any kind for the payment, by SAV of a bonus or other additional salary or compensation to any such person, except in the ordinary course of SAV's Business and consistent with its past practices;

       (f) sale or transfer of any asset of SAV, except in the ordinary course of business;

       (g) amendment or termination of any Permit, contract, agreement or license to which SAV is a party, except in the ordinary course of business;

       (h)  loan by SAV to any Person, or guaranty by SAV of any loan;

       (i)  mortgage, pledge, or other encumbrance of any asset of SAV;

       (j) waiver or release of any right or claim of SAV, except in the ordinary course of business;

       (k) commencement, service of process, or notice of or threat of commencement of any action, whether formal or informal, including litigation of any kind or any governmental proceeding against or investigation of SAV;

       (l) labor dispute or claim of wrongful discharge or other unlawful labor practice or action;

       (m) any other change in condition that has had or might have a material and adverse effect on SAV's financial condition, business, assets or liabilities.

          2.8. Tax Returns and Audits. SAV's federal and state income tax returns have not been audited. There are no present disputes as to taxes of any nature payable by or to SAV.

          2.9. Inventory. SAV has no physical inventory.

          2.10. Compliance with Laws. SAV has complied with all federal, state and local laws and regulations to which it is subject, and has not received notice of any violation of any applicable federal, state or local statute, law or regulation affecting SAV's properties or operations. Sellers and SAV are not the subject of any subpoena, notice of violation, or investigation of any kind.

          2.11. Litigation. There is not pending, or, to the best of Seller's knowledge, threatened, any suit, arbitration, legal, administrative, or other proceeding, or governmental investigation against or affecting the Sellers' Interest in SAV or of SAV's Business, assets, or financial condition. SAV is not presently engaged in any legal action to recover monies due to SAV or damages sustained by SAV.

          2.12. Full Disclosure. None of the representations or warranties made in this Article Two contains or will contain any untrue statement of a material fact, or omits a statement of material fact necessary to make the statements made not misleading.


                          ARTICLE THREE

     3. EPIC FINANCIAL'S REPRESENTATIONS AND WARRANTIES. Epic
Financial hereby makes the following representations and warranties to Seller:

          3.1. Organization. Epic Financial is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, duly authorized to carry on the business presently conducted by it. Epic Financial is qualified to do business as a foreign corporation in California.

          3.2. Authority and Enforceability. Epic Financial has taken all necessary corporate action on its part as may be required under the laws of the State of Nevada and under its Articles of Incorporation and Bylaws to authorize the execution, delivery and performance of this Agreement on its behalf. This Agreement constitutes the valid and legally binding obligation of Epic Financial, enforceable against Epic Financial in accordance with its terms, subject to bankruptcy, reorganization and other laws and judicial decisions of general applicability relating to or affecting creditors' rights and subject to the availability of equitable remedies and the application of equitable principles, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered at law or in equity.

          3.3. No Breach or Violation. Neither the execution and delivery by Epic Financial of this Agreement nor the consummation of the transactions contemplated hereby will violate or conflict with any provision of the Articles of Incorporation or Bylaws of Epic Financial.

          3.4. Inapplicability of Hart-Scott-Rodino Act. Epic
Financial has determined in good faith that the Purchase Price is less than Fifteen Million Dollars ($15,000,000).

          3.5. No Warranty As to Restrictions on Purchaser's Shares. Epic Financial makes no warranty, and offer no counsel or opinion with respect to the suitability of the Purchaser's Shares for immediate sale. The Purchaser's Shares shall be restricted shares, and shall bear a legend to that effect.

          3.6. 144 Filing on Restricted Shares. Epic Financial agrees to fully cooperate with SAV in a timely manner with its 144 filing in allowing the Epic Financial shares (Purchase Price) to become freely tradable at the discretion of SAV, subject to applicable Securities Laws.


                             ARTICLE FOUR

     4. SELLERS' COVENANTS. Sellers, collectively and individually covenant to Epic Financial that from the date of this Agreement until the Closing Date:

          4.1. Conduct of Business. Sellers will cause SAV to carry on SAV's Business and activities diligently and in substantially the same manner as previously carried on, and shall not make or institute any unusual or novel methods of manufacture, purchase, sell, lease, management, accounting or operation that vary materially from those methods of SAV as of the date of this Agreement.

          4.2. Employees and Compensation. SAV will not make any change in compensation payable to or to become a payable to any officer, employee, sales agent or representative, or change any benefits payable to any such person or modify any relevant agreement, except in the ordinary course of business and consistent with SAV's past practices.


                          ARTICLE FIVE

     5. CONDITIONS TO CLOSING. The following conditions shall apply:

          5.1. Epic Financial's Conditions to Closing. Epic
Financial's obligation to purchase the Sellers' Shares is subject to the satisfaction, or waiver of all the conditions set forth below at or before the Closing:

               (a)  Accuracy of Representations and Warranties.
All representations and warranties by Sellers and SAV shall be true in all material respects on and as of the Closing Date as if they are made at that time.

               (b)  Performance. Sellers and SAV shall have
performed, satisfied, and complied in all material respects with all covenants, agreements, and conditions required to be performed under this Agreement on or before the Closing Date.

               (c) No Material Adverse Change. During the period from October 5, 2003 to and including the Closing Date, there will not have been any material adverse change in the financial condition or the results of operations of SAV, and SAV shall not have sustained any material loss or damage to its assets that materially affects SAV's Business.

               (d) Litigation. No action, suit or proceeding before any court or governmental body or authority, pertaining to the transactions contemplated by this Agreement, shall have been instituted or threatened on or before the Closing Date.

               (e) Consents. Sellers and SAV shall have obtained all consents and approvals of third parties whose consent is required to this Agreement.

               (f) Assignments. Sellers shall have transferred and assigned to SAV, and caused such Persons as may be necessary to transfer and assign to SAV, any and all assets listed on any Schedule described in this Agreement.

          5.2. Seller's Conditions to Closing. Seller's obligation to sell and transfer to Epic Financial the Sellers'
Shares is subject to the satisfaction, or waiver of the following conditions at or before the Closing:

               (a) Representations. All representations and warranties by Epic Financial shall be true in all material respects on and as of the Closing Date as if they were made on and as of such date.

               (b)  Performance. Epic Financial shall have
performed and complied with all covenants and agreements and satisfied all conditions required by this Agreement to be performed or satisfied on or before the Closing.


                           ARTICLE SIX

     6. CLOSING.

          6.1. Time and Place. The transfer of the Seller's Interest by Sellers to Epic Financial, the transfer of the Purchaser's Shares, as well as the deliveries at Closing outlined in Paragraph 6.2 (the "Closing") shall take place at the offices of SAV, 751 Seventh Ave., San Diego, CA, at 1pm on October 17, 2003 or soon thereafter at such other time and place as the parties may agree in writing (the "Closing Date"). The parties to this Agreement need not be physically present at the Closing, but must be available by telephone during the Closing.

          6.2. Deliveries at Closing. The following items shall be delivered at the Closing ("Closing Deliveries"):

          6.2.1. Sellers. Sellers shall deliver to Epic Financial, or cause to be delivered, an executed counterpart of this Agreement.

          6.2.2. Epic Financial. Epic Financial shall deliver or cause to be delivered to Sellers (a) an executed counterpart of this Agreement and (b) one stock certificate of 133,000 shares of Epic Financial's common stock in the name of Seven Angels Ventures, LLC.



                          ARTICLE SEVEN

     7. GENERAL PROVISIONS

          7.1. Publicity. All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by and among the parties. None of the parties shall cause or authorize any such notice or publicity without the prior written approval of both Epic Financial and SAV.

          7.2. Brokers. The parties represent and warrant that there are no brokers or finders known to them to be involved with this transaction.

          7.3. Expenses. Sellers and Epic Financial shall independently bear their respective costs and expenses incurred in the negotiation, evaluation and preparation of this Agreement and in closing and carrying out the transactions contemplated by this Agreement. Such expenses are not limited to professional fees, but shall include all expenses of any kind.

          7.4. Headings. The subject headings of the sections, paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          7.5. Modification and Waiver. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

          7.6. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.7. Variations of Pronouns. Whenever required by the context hereof, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

          7.8. Rights of Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action against any party to this Agreement.

          7.9. Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns.

          7.10. Survival. The representations and warranties of the parties contained in this Agreement and other writings provided for herein shall survive consummation of the transactions contemplated hereby. Those covenants that contemplate or may involve actions to be taken or obligations in effect after the date hereof shall survive in accordance with their terms.

          7.11. Severability. In the event that any provision of this Agreement, or the application of such provision to any person or set of circumstances, shall be determined to be invalid, unlawful or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful or unenforceable, shall not be affected and shall continue to be enforceable to the fullest extent permitted by law.

          7.12. Governing Law. This Agreement shall be construed in accordance with, and governed by the laws of the State of California, without regard to its conflict of laws doctrine.

          7.13. Interpretation of Agreement. Any applicable rules of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation hereof or thereof.

          7.14. Specific Performance. Each party's non-monetary obligations under this Agreement are unique. If any party should default in any such obligation under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting parties, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

          7.15. Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

          7.16. Exclusivity. The right of each party hereto to demand and receive indemnification payments pursuant to Article Eight hereof and to specific performance shall be the exclusive rights and remedies available to such party with respect to any breach by any other party of any representation, warranty or covenant set forth in the Agreement or in any document or instrument delivered in connection herewith.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on this 15th day of October, 2003.



  Sellers of SAV:                       Epic Financial Corp:


  By:/s/ Justin Keener                By: /s/ William Parker
     ------------------------            ------------------------
     Justin Keener, President              William Parker, President